UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 27, 2018

TINTRI, INC.

(Exact name of Registrant as specified in its charter)

Delaware	001-38117	26-2906978
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification Number)

303 Ravendale Drive

Mountain View, California 94043

(Address of principal executive offices including zip code)

(650) 810-8200

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company  ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act  ☒

Item 1.01.	Entry into a Material Definitive Agreement.

On August 29, 2018, Tintri, Inc. (the “Company”) entered into a First Amended and Restated Asset Purchase Agreement (the “Amended Asset Purchase Agreement”) with DataDirect Networks, Inc. (“Parent”) and TI Acquisition Corp., a wholly owned subsidiary of Parent (“Purchaser”), which amended and restated in its entirety that certain Asset Purchase Agreement, dated as of July 18, 2018 (the “Original Asset Purchase Agreement”), by and among the Company, Parent and Purchaser.

As previously reported in the Company’s Current Report on Form 8-K, filed with the Securities and Exchange Commission on August 6, 2018, the United States Bankruptcy Court for the District of Delaware (the “Bankruptcy Court”) entered an order on August 1, 2018 approving the bid procedures proposed by the Company, pursuant to which the Company was authorized to conduct an auction (the “Auction”) for the sale of substantially all of its assets under Section 363 of the United States Bankruptcy Code (the “Bid Procedures”). The Bid Procedures provided that the terms of the Original Asset Purchase Agreement would serve as a baseline for evaluating higher and better offers for the Company’s assets. Pursuant to the terms of the Original Asset Purchase Agreement, Purchaser agreed to pay no less than $52.5 million in exchange for the assets of the Company to be acquired pursuant to the Original Asset Purchase Agreement (the “Purchased Assets”).

The Auction commenced on August 27, 2018. At the Auction, and in accordance with the Bid Procedures, the Company selected Purchaser’s final bid as the highest or otherwise best offer to acquire the Purchased Assets, which such final bid is reflected in the terms of the Amended Asset Purchase Agreement. Pursuant to the terms of the Amended Asset Purchase Agreement, Purchaser agreed to pay no less than $60.0 million in exchange for the Purchased Assets (the “Acquisition”), with the purchase price consisting of (i) cash in the amount of $35.0 million and (ii) the assumption of specified liabilities, which include $25.0 million of the Company’s outstanding indebtedness to TriplePoint Capital (“TriplePoint”).

The Acquisition is contingent upon the satisfaction of customary closing conditions and the terms of the sale order of the Bankruptcy Court (the “Sale Order”) approving the Acquisition under Section 363 of the United States Bankruptcy Code. The Sale Order, which also provides for the assignment to, and assumption by, Purchaser of certain executory contracts and service agreements under Section 365 of the United States Bankruptcy Code, was approved by the Bankruptcy Court on August 29, 2018. The parties expect the Acquisition to close on August 31, 2018.

The Company anticipates that proceeds from the Acquisition will be insufficient to satisfy all of its debts and obligations. Consequently, it is highly unlikely that any amounts will ultimately be paid to the Company’s stockholders.

The foregoing description of the Amended Asset Purchase Agreement and the transactions contemplated thereby does not purport to be complete and is qualified in its entirety by reference to the Amended Asset Purchase Agreement, which is attached hereto as Exhibit 2.1. The Amended Asset Purchase Agreement has been attached as an exhibit to this report to provide investors and security holders with information regarding its terms. The Amended Asset Purchase Agreement is not intended to provide any factual information about the Company, Parent or Purchaser.

Item 8.01.	Other Events.

The information set forth in Item 1.01 above is incorporated herein by reference.

Forward Looking Statements

This Current Report on Form 8-K contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933 (the “Securities Act”) and Section 21E of the Securities Exchange Act of 1934 (the “Exchange Act”). Forward-looking statements generally relate to future events or the Company’s future financial or operating performance. In some cases, you can identify forward-looking statements because they contain words such as “may,” “will,” “should,” “expects,” “plans,” “anticipates,” “could,” “intends,” “target,” “projects,” “contemplates,” “believes,” “estimates,” “predicts,” “potential,” “continue” or “budgeted” or the negative of these words or other similar terms or expressions that concern the Company’s bankruptcy schedule and hearing, the ability to obtain approval of various matters by the Bankruptcy Court, the ability of the Company to complete certain closing conditions under the Amended Asset Purchase Agreement, and whether the sale of the Company’s assets will ultimately close on these terms or at all. The Company’s expectations and beliefs regarding these matters may not materialize, and actual results are subject to risks and uncertainties that could cause actual results to differ materially from those projected. Factors that could contribute to such differences include the Company’s inability to perform its obligations under and satisfy the conditions set forth in the Amended Asset Purchase Agreement and to obtain approval of certain matters from the Bankruptcy Court; Purchaser’s inability to obtain financing for the Acquisition and to perform its obligations under and satisfy the conditions set forth in the Amended Asset Purchase Agreement; challenges by other constituencies in the bankruptcy process; unexpected delays in the bankruptcy process, including the Bankruptcy Court’s calendar; and the risks more fully described in the Company’s Annual Report on Form 10-K for the year ended January 31, 2018, filed with the Securities and Exchange Commission on May 18, 2018, as amended. The forward-looking statements in this Current Report on Form 8-K are based on information available to the Company as of the date hereof, and the Company disclaims any obligation to update any forward-looking statements, except as required by law.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits

Exhibit Number	Description

2.1	First Amended and Restated Asset Purchase Agreement, by and among DataDirect Networks, Inc., TI Acquisition Corp., and Tintri, Inc., dated as of August 29, 2018.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Tintri, Inc.
Date: August 30, 2018	By:	/s/ Kieran Harty
Kieran Harty Chief Technology Officer